ORGENESIS INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement ("Agreement") is made as of January 20, 2020 (the "Effective Date"), by and among Orgenesis Inc., a Nevada corporation (the "Company"), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the "Schedule of Purchasers").  Such persons and entities are hereinafter collectively referred to herein as "Purchasers" and each individually as a "Purchaser."

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of 2,200,000 shares of its common stock, par value $0.0001 per share (the "Common Stock") and warrants in the form of Exhibit B hereto to purchase an aggregate of 1,000,000 shares of Common Stock at an exercise price of $5.50 per share (each a "Warrant" and collectively the "Warrants"), on the terms and subject to the conditions set forth in this Agreement.  The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the "Shares."  The Shares and the Warrants are referred to collectively as the "Securities."

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.

2.1 Sale of Securities.  At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, (a) the number of Shares set forth opposite such Purchaser's name on the Schedule of Purchasers and (b) a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on the Schedule of Purchasers (such shares of Common Stock, the "Underlying Shares").  The aggregate purchase price for the Shares and Warrants purchased by each Purchaser is set forth opposite such Purchaser's name on the Schedule of Purchasers.

2.2 Separate Agreement.  Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Securities that appear on the Schedule of Purchasers that relate to such Purchaser.  The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Securities to each of the Purchasers is a separate sale.  The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Securities such other Purchasers have agreed to purchase.

SECTION 3. CLOSING AND DELIVERY.

3.1 Closing.  The closing of the purchase and sale of the Securities (which Securities are set forth in the Schedule of Purchasers) pursuant to this Agreement (the "Closing") shall be held on January 22, 2020 at the offices of Mintz, Levin, Cohn, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017, or on such other date and place as may be agreed to by the Company and the Purchasers.  At or prior to the Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the "Closing Date").

3.2 Issuance of the Securities at the Closing.  At the Closing, the Company shall issue or deliver to each Purchaser (a) evidence of a book entry position evidencing the Shares purchased by such Purchaser hereunder, registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers against payment of the purchase price for such Shares and (b) a Warrant registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Underlying Shares as set forth in the Schedule of Purchasers.  The name(s) in which the shares and Warrant are to be issued to each Purchaser are set forth in the Purchaser Questionnaire and the Selling Stockholder Notice and Questionnaire in the form attached hereto as Appendix I and II (the "Purchaser Questionnaire" and the "Selling Stockholder Questionnaire", respectively), as completed by each Purchaser, which shall be provided to the Company no later than the Closing Date.  The Warrants shall be delivered to each Purchaser promptly following the Closing Date, but in any event within 10 business days following the Closing Date.

3.3 Delivery of the Registration Rights Agreement.  At the Closing, the Company and each Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Appendix III (the "Registration Rights Agreement"), with respect to the registration of the Shares and the Underlying Shares under the Securities Act of 1933, as amended (the "Securities Act").

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as set forth on the Schedule of Exceptions delivered to the Purchasers concurrently with the execution of this Agreement (the "Schedule of Exceptions") or as otherwise described in the SEC Documents (as defined below), which disclosures qualify these representations and warranties in their entirety, the Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchasers as follows:

4.1 Subsidiaries.  Except as set forth in Section 4.1(a) of the Schedule of Exceptions, the Company has no direct or indirect Subsidiaries (as defined below) other than those listed in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended November 30, 2018 ("Exhibit 21.1").  Except as set forth in Section 4.1(b),  the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, charges, claims, encumbrances, security interests, rights of first refusal, preemptive rights or other restrictions of any kind (collectively, "Liens"), and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  "Subsidiary" means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

4.2 Organization and Standing.  The Company and each of its Subsidiaries (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as presently conducted or proposed to be conducted in the SEC Documents, and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except in the case of clause (ii) above, to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to result in (i) a material adverse effect on the validity or enforceability of this Agreement, (ii) a material adverse effect on the condition (financial or otherwise), results of operations, business, prospects or properties of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect its obligations under this Agreement (any of (i), (ii) or (iii)) (a "Material Adverse Effect").

4.3 Corporate Power; Authorization.  The Company has all requisite corporate power and authority, and has taken all requisite corporate action, to execute and deliver this Agreement, the Warrants and the Registration Rights Agreement (collectively, the "Transaction Documents"), sell and issue the Securities and carry out and perform all of its obligations under the Transaction Documents.  Each Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

4.4 Issuance and Delivery of the Securities.  The Securities have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable.  The Underlying Shares have been duly authorized and, upon exercise of the Warrants in accordance with their terms, including payment of the exercise price therefore, will be validly issued, fully paid and nonassessable.  Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

4.5 SEC Documents; Financial Statements.  The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "Commission") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since January 1, 2018 (collectively with all exhibits, schedules and annexes thereto, the "SEC Documents").  As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.  None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The consolidated financial statements of the Company included in the SEC Documents (the "Financial Statements") present fairly the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries, taken as a whole, as of the dates and for the periods indicated, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise noted therein). Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, who have certified certain financial statements of the Company delivered their report with respect to the audited consolidated financial statements and schedules included in the SEC Documents, are independent registered public accountants with respect to the Company within the meaning of the Exchange Act and the applicable published rules and regulations thereunder.

4.6 Capitalization.  The authorized capital stock of the Company consists of 145,833,334 shares of Common Stock.  As of the Effective Date, there are 16,161,050 shares of Common Stock issued and outstanding, of which no shares are owned by the Company.  There are no other shares of any other class or series of capital stock of the Company issued or outstanding.  The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are (i) 4,000,000 shares of Common Stock reserved for issuance pursuant to the Company's equity incentive plans, of which 3,070,082 shares are issuable upon the exercise of stock options outstanding on the date hereof and (ii) no shares of Common Stock reserved for issuance upon the vesting of restricted stock units. As of the Effective Date, there were outstanding warrants to purchase 6,161,515 shares of Common Stock.  There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) ("Voting Debt") of the Company issued and outstanding. Except as set forth in Section 4.1(a) of the Schedule of Exceptions and as stated above, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment.  The issuance of Common Stock or other securities pursuant to any provision of this Agreement will not give rise to any preemptive rights or rights of first refusal on behalf of any Person (as defined below) or result in the triggering of any anti-dilution rights, and the Company is not otherwise subject to any preemptive rights or rights of first refusal on behalf of any Person or any anti-dilution rights.  There are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act.  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

4.7 Litigation.  No action, suit, proceeding, inquiry or investigation brought by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or their respective properties is pending or, to the best knowledge of the Company, threatened that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; and the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, if determined adversely to the Company, would not reasonably be expected to have a Material Adverse Effect.

4.8 Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company or any of its Subsidiaries is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for (a) the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of a Notification Form: Listing of Additional Shares with the Nasdaq Capital Market ("Nasdaq") for the listing of the Shares and the Underlying Shares and (c) the filing of one or more registration statements and all amendments thereto with the Commission as contemplated by the Registration Rights Agreement.

4.9 No Default or Consents.  Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Securities) will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, except in the case of clauses (ii) and (iii) above, for any conflict, breach or violation of, or imposition that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

4.10 No Material Adverse Change.  Since September 30, 2019, there have not been any changes in the authorized capital, assets, liabilities, financial condition, business, Material Contracts (as defined below) or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.11 No General Solicitation.  Neither the Company nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

4.12 No Integrated Offering.  Neither of the Company or any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Regulation D, Regulation S or Section 4(a)(2) of the Securities Act or require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

4.13 Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 relating to loans.

4.14 Intellectual Property.  The Company and its Subsidiaries collectively own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") which cover its products and are necessary for the conduct of the Company's and its Subsidiaries' business, taken as a whole, as now conducted or as proposed in the SEC Documents to be conducted (the "Company Intellectual Property") except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect on the Company. To the knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Company Intellectual Property. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Company Intellectual Property. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any valid patent, trademark, copyright, trade secret or other proprietary rights of others. The Company is not aware of any material facts required to be disclosed to the U.S. Patent and Trademark Office ("USPTO") which have not been disclosed to the USPTO and which would preclude the grant of a material patent in connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any material issued patents of the Company Intellectual Property, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect on the Company.

4.15 Compliance with Nasdaq Continued Listing Requirements.  The Company is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company's knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company's knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq.

4.16 Disclosure.  The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.  To the knowledge of the executive officers of the Company, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to each Purchaser upon its request are, when taken together with the SEC Documents and the Schedule of Exceptions, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.17 Contracts.  Each franchise, contract or other document of a character required to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents that have been filed prior to date hereof under the Securities Act and the rules and regulations promulgated thereunder (collectively, the "Material Contracts") is so described or filed.

4.18 Properties and Assets.  The Company and its Subsidiaries own or lease all such properties as are necessary to the conduct of its operations as presently conducted.

4.19 Compliance.  Except as (A) set forth herein or (B) would not (1) have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) materially and adversely affect the validity or enforceability of, or the authority or the ability of the Company to perform its obligations under, the Transaction Documents: (i) the Company and each of its Subsidiaries are in compliance with statutes, laws, ordinances, rules and regulations applicable to the Company and its Subsidiaries, including without limitation for the ownership, testing, development, manufacture, packaging, processing, use, labeling, storage, or disposal of any product manufactured by or on behalf of the Company or any of its Subsidiaries or out-licensed by the Company or any of its Subsidiaries (a "Company Product"), including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., the Public Health Service Act, 42 U.S.C. § 262, similar laws of other governmental entities and the regulations promulgated pursuant to such laws (collectively, "Applicable Laws"); (ii) the Company and each of its Subsidiaries possess all licenses, certificates, approvals, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or for the ownership of their respective properties or the conduct of their respective businesses, including without limitation as it relates to a Company Product and as described in the SEC Documents (collectively, "Authorizations") and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iii) neither the Company nor any of its Subsidiaries has received any written notice of adverse finding or warning letter from the U.S. Food and Drug Administration (the "FDA") or any other governmental entity alleging or asserting noncompliance with any Applicable Laws or Authorizations relating to a Company Product; (iv) neither the Company nor any of its Subsidiaries has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental entity or third party alleging that any Company Product, operation or activity related to a Company Product is in violation of any Applicable Laws or Authorizations or has any knowledge that any such governmental entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) neither the Company nor any of its Subsidiaries has received written notice that any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such governmental entity has threatened or is considering such action with respect to a Company Product; and (vi) the Company and each of its Subsidiaries have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its Subsidiaries, directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other governmental entity.

4.20 Taxes.  The Company and each of its Subsidiaries has filed all material tax returns that are required to be filed or has requested extensions thereof. All such tax returns are correct and complete in all material respects for the periods to which such tax returns relate, and the Company and each of its Subsidiaries has paid all taxes required to be paid by them and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.21 Transfer Taxes.  There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

4.22 Investment Company.  The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

4.23 Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the business in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company and each of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.24 Price of Common Stock.  The Company has not taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares, the Warrants and the Underlying Shares.

4.25 Governmental Permits, Etc.  The Company and each of its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.26 Internal Control over Financial Reporting; Sarbanes-Oxley Matters.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) are effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company has no material weakness in its internal controls over financial reporting.  The Company maintains "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

4.27 Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company, has taken any action, directly or indirectly, that is in violation or would result in a violation by the Company or such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

4.28 Labor.  No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.29 ERISA.  None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to a Plan that is required to be funded, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans (as defined below) in the current fiscal year of the Company compared to the amount of such contributions made in the most recently completed fiscal year of the Company; (ii) a material increase in the "accumulated post-retirement benefit obligations" (within the meaning of Statement of Financial Accounting Standards 106) of the Company compared to the amount of such obligations in the most recently completed fiscal year of the Company; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term "Plan" means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company may have any liability.

4.30 Environmental Laws.  The Company and each of its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

4.31 Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.32 OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries (i) is currently subject to any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty's Treasury) (collectively, "Sanctions" and such persons, "Sanction Persons") or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as advisor, investor or otherwise). Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company or any of its Subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (including without limitation Cuba, Iran, North Korea, Sudan, and Syria) (collectively, "Sanctioned Countries" and each, a "Sanctioned Country"). Neither the Company nor any of its Subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or its Subsidiaries have any plans to engage in any dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a) Such Purchaser (if an entity) is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement.

(b) Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information such Purchaser has deemed appropriate, and without reliance upon any Placement Agent, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Purchaser is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

(c) The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Such Purchaser is not a broker-dealer registered with the Commission under the Exchange Act or an entity engaged in a business that would require it to be so registered. Such Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(d) Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Purchaser, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under such Purchaser's charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Purchaser is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Securities.

(e) The execution, delivery and performance by such Purchaser of the Transaction Documents to which such Purchaser is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights generally.

(f) Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a "registered broker-dealer") and is not affiliated with a registered broker dealer.  Purchaser is not party to any agreement for distribution of any of the Securities.

(g) Purchaser shall have completed and delivered to the Company no later than the Closing Date, the Purchaser Questionnaire and the Selling Stockholder Questionnaire for use in preparation of the Registration Statement (as such term is defined in the Registration Rights Agreement), and the answers to the Purchaser Questionnaire and the Selling Stockholder Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date and the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(h) Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.

(i) Such Purchaser has no present intent to effect a "change of control" of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(j) Such Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(k) Such Purchaser did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

(l) Such Purchaser's residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser's in the Schedule of Purchasers.

(m) Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term "control" is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the "HSR Act")) in connection with the consummation of the transactions contemplated by this Agreement will not be required to and will not complete a filing with the U.S. government pursuant to the HSR Act.

5.2 Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) ("Short Sales"), of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company, Bean Capital Limited, Mio Capital Ltd. or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date. Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.3 Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

5.4 Legends.

 (a) Purchaser understands that, until such time as the Shares have been sold pursuant to the Registration Statement or the Securities may be sold pursuant to Rule 144 under the Securities Act ("Rule 144") without any restriction as to the number of securities as of a particular date that can then be immediately sold, the book entry notations evidencing the Shares and the Underlying Shares may bear one or more legends in substantially the following form and substance:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

It is understood that the Warrants may bear one or more legends in substantially the following form and substance:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

 (b) The Company agrees that at such time as such legend is no longer required under this Section, it will, no later than three business days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Underlying Shares, as applicable and if such Shares are certificated, issued with a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser's executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act.  The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of such Purchaser's prime broker with the Depository Trust Company.  All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company.

 (c) The Company shall cause the restrictive legend set forth in this section above to be removed by the Company's transfer agent and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at the Depository Trust Company ("DTC") or in physical certificated shares, if appropriate, if (i) such Shares and Underlying Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.  Subject to receipt of such representations, and covenants as are contemplated hereby, following the earlier of (i) the effective date of the Registration Statement or (ii) Rule 144 becoming available for the resale of the Shares and Underlying Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and Underlying Shares and without volume or manner-of-sale restrictions, the Company shall issue to the Company's transfer agent the instructions with respect to legend removal consistent with this Section and shall cause such transfer agent to remove such legend.  Any fees (with respect to the transfer agent, the Company's counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company; provided, however, that the Purchaser shall be responsible for the costs of the Purchaser's counsel and advisors.

5.5 Restricted Securities.  Purchaser understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.6 Exculpation Among Purchasers.  Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company.  Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

SECTION 6. CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING.

The Company's obligation to complete the sale and issuance of the Securities and deliver Securities to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1 Receipt of Payment.  The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers.

6.2 Representations and Warranties.  The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

6.3 Receipt of Executed Documents.  Such Purchaser shall have executed and delivered to the Company the Registration Rights Agreement, the Purchaser Questionnaire and the Selling Stockholder Questionnaire.

SECTION 7. CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING.

Each Purchaser's obligation to accept delivery of the Securities and to pay for the Securities shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1 Representations and Warranties Correct.  The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.2 Receipt of Executed Registration Rights Agreement.  The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement.

7.3 Certificate.  Each Purchaser shall have received a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.

7.4 Good Standing.  The Company is validly existing as a corporation in good standing under the laws of Nevada.

7.5 Nasdaq Approval.  The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and the Underlying Shares.

7.6 Judgments.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

7.7 Stop Orders. No stop order or suspension of trading shall have been imposed by the Nasdaq Capital Market, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock.

SECTION 8. TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS.

8.1 The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(a) upon the mutual written consent of the Company and Purchasers that agreed to purchase a majority of the Securities to be issued and sold pursuant to this Agreement;

(b) by the Company if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(c) by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment or have not occurred on or before the fifth Business Day following the Effective Date, and shall not have been waived by such Purchaser. "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

8.2 Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under the Transaction Documents.

SECTION 9. BROKER'S FEES.

The Company and each Purchaser (severally and not jointly) hereby represent that, other than the compensation to be paid by the Company to the placement agents as described on Schedule 9 attached hereto, there are no broker or finders fees payable and no brokers or finders entitled to compensation in connection with the sale of the Securities, and shall indemnify each other for any such fees for which they are responsible.

SECTION 10. ADDITIONAL AGREEMENTS OF THE PARTIES.

10.1 Nasdaq Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

10.2 Access to Information. From the date hereof until the Closing, the Company will make reasonably available to the Purchasers' representatives, consultants and their respective counsels for inspection, such information and documents as the Purchasers reasonably request, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company.

10.3 [Reserved].

10.4 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

10.5 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

10.6 Short Sales and Confidentiality After the Date Hereof. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

10.7 Securities Laws Disclosure; Publicity. The Company will issue a press release disclosing the material terms of the transactions contemplated hereby prior to the opening of trading on Nasdaq on the trading day immediately following the Effective Date.  On or before the fourth trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K (the "8-K") with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the agreements required to be filed in connection therewith).  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any public filing with the Commission or any regulatory agency or Nasdaq, without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission; (b) the filing of a Form D with the Commission under the Securities Act and (c) to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c).

SECTION 11. INDEMNIFICATION.

11.1 Indemnification by the Company.  The Company agrees to indemnify and hold harmless each of the Purchasers, each of its directors and officers and each Person, if any, who controls any Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement or any failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained in Section 6 above respecting sale of the Securities (including the Underlying Shares), or (ii) the inaccuracy of any representations made by such Indemnified Party herein.

11.2 Indemnification by Purchasers.  Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, each of its directors, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Sections 5 and 10.6 above respecting the sale of the Securities (including the Underlying Shares) unless such failure by such Purchaser is directly caused by the Company's failure to provide written notice of a Suspension to such Purchaser or (ii) the inaccuracy of any representation made by such Purchaser herein, in each case to the extent, and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling Persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

SECTION 12. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Orgenesis Inc.

20271 Goldenrod Lane

Germantown, Maryland 20876

Attention: Neil Reithinger, CFO

Facsimile: (480) 659-6407

with a copy (which shall not constitute notice) to:

Pearl Cohen Zedek Latzer Baratz, LLP

1500 Broadway, 12th Floor

New York, New York 10036

Attention: Mark Cohen, Esq.

Facsimile: (646) 878-0801

And

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C

666 Third Avenue

New York, New York 10017

Attention: Jeffrey Schultz, Esq.

Facsimile: (212) 983-3115

or to such other person, at such other place or in such manner as one party shall designate to other party in writing; and if to the Purchasers, at the address as set forth in Exhibit A or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 13. MISCELLANEOUS.

13.1 Payment of Fees and Expenses.  Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.2 Waivers and Amendments.  Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares and the Underlying Shares (assuming the exercise of the then-outstanding Warrants).

13.3 Replacement of Shares or Warrants.  If the Shares are certificated and any certificate or instrument evidencing any Shares or Warrants is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company's transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company's transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares or Warrant.  If a replacement certificate or instrument evidencing any Shares or Warrant is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

13.4 Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13.5 Governing Law; Submission to Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.6 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Agreement, or any rights or obligations hereunder, may not be assigned by any party without the prior written consent of the other parties; provided that each Purchaser may assign its rights and obligations hereunder to an affiliate of such Purchaser without the prior written consent of the Company or any other Purchaser.

13.7 Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.8 Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.9 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

13.10 Entire Agreement.  This Agreement and other documents delivered pursuant hereto, including the exhibits and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

13.11 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

 ORGENESIS INC.

By:   /s/ Vered Caplan

Name:  Vered Caplan

Title:  CEO

SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT

PURCHASERS:

THE PHOENIX INSURANCE COMPANY LTD.
By: /s/ Dan Kerner
Name: Dan Kerner
Title: Head of Nostro

By: /s/ Haggai Schrieber
Name: Haggai Schrieber
Title: CIO
Address: 53 Derech Hashalom Street Givatayim, Israel Fax:
E-Mail: yoavc@phoenix.co.il________________

SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT

PURCHASERS:

SHUTFUT-MENAYOT CHUL-HAPHOENIX AMITIM
By: /s/ Haggai Schrieber
Name: Haggai Schrieber
Title: CIO

By: /s/ Eli Schwartz
Name: Eli Schwartz
Title: CFO
Address: 53 Derech Hashalom Street Givatayim, Israel Fax:
E-Mail: yoavc@phoenix.co.il________________

SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT

PURCHASERS:

SPHERA HEALTHCARE MASTER FUND
By: /s/ Doron Breen
Name: Doron Breen
Title: Director

Address: Fax: +972-3-6845621
E-Mail: dbreen@spherafund.com____

SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT

PURCHASERS:

SPHERA BIOTECH MASTER FUND, LP
By: /s/ Doron Breen
Name: Doron Breen
Title: Director of GP

Address: Fax: +972-3-6845621
E-Mail: dbreen@spherafund.com____

SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT

PURCHASERS:

IDEA LP
By: /s/ Hani Lerman
Name: Hani Lerman
Title: CFO

Address: Hachoshlim 6 Herzliya, Israel Fax:
E-Mail: Hani@Arkinholdings.com______

SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Number of Shares	Number of Warrant Shares	Aggregate Purchase Price of Shares and Warrants
The Phoenix Insurance Company Ltd.	215,382	97,901	$904,604.40
SHUTFUT-MENAYOT CHUL-HAPHOENIX AMITIM	861,528	391,604	$3,618,417.60
Sphera Global Healthcare Master Fund	834,605	379,366	$3,505,341
Sphera Biotech Master Fund L.P.	242,305	110,138	$1,017,681
Idea LP. 6 Hachoshlim St., Herzliya Pituach 46724,Israel	46,180	20,991	$193,956

TOTAL	2,200,000	1,000,000	$9,240,000

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

WARRANT NO. 2020-[______]	NUMBER OF SHARES: [_______]
DATE OF ISSUANCE: January [__], 2020
INITIAL EXERCISE DATE: July [__], 2020	(subject to adjustment hereunder)
EXPIRATION DATE: January [__], 2023

WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF

ORGENESIS INC.

This Warrant is issued to [________], or its registered assigns (including any successors or assigns, the "Purchaser"), pursuant to that certain Securities Purchase Agreement, dated as of January 20, 2020, among Orgenesis Inc., a Nevada corporation (the "Company"), the Purchaser and certain other purchasers thereunder (the "Purchase Agreement") and is subject to the terms and conditions of the Purchase Agreement.

EXERCISE OF WARRANT.

Number and Exercise Price of Warrant Shares; Expiration Date. Subject to the terms and conditions set forth herein and set forth in the Purchase Agreement, the Purchaser is entitled to purchase from the Company up to [______] shares of the Company's Common Stock, $0.0001 par value per share (the "Common Stock") (as adjusted from time to time pursuant to the provisions of this Warrant) (the "Warrant Shares"), at a purchase price of $5.50 per share (the "Exercise Price"), at any time on or after July [__]1, 2020 (the "Initial Exercise Date") and on or before 5:00 p.m. New York City time on January [__], 2023 (the "Expiration Date") (subject to earlier termination of this Warrant as set forth herein).

Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 1(a) above, the Purchaser may exercise this Warrant by surrendering this Warrant at the principal office of the Company and paying the Exercise Price by either:

wire transfer to the Company or cashier's check drawn on a United States bank made payable to the order of the Company, or

1 Six months and one day after issuance.

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if there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Purchaser, exercising of the right to credit the Exercise Price against the Fair Market Value of the Warrant Shares (as defined below) at the time of exercise (the "Net Exercise") pursuant to Section 1(c).

Net Exercise. If the Company shall receive written notice from the Purchaser at the time of exercise of this Warrant that the holder elects to Net Exercise the Warrant, the Company shall deliver to such Purchaser (without payment by the Purchaser of any exercise price in cash) that number of Warrant Shares computed using the following formula:

Where

X = The number of Warrant Shares to be issued to the Purchaser.

Y = The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A = The Fair Market Value of one (1) share of Common Stock (at the date of such calculation).

B = The Exercise Price (as adjusted to the date of such calculations).

The "Fair Market Value" of one share of Common Stock shall mean (x) the closing price of the Common Stock on the business day prior to the date of exercise on the Nasdaq Capital Market as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder if Bloomberg Financial Markets is not then reporting sales prices of the Common Stock) (collectively, "Bloomberg") or (y) or if the foregoing does not apply, the last sales price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, and, if there are no sales, the last reported bid price of the Common Stock as reported by Bloomberg or, if fair market value cannot be calculated as of such date on either of the foregoing bases, the price determined in good faith by the Company's Board of Directors.

CERTAIN ADJUSTMENTS.

(a) Adjustment of Number of Warrant Shares and Exercise Price. The number and kind of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

Subdivisions, Combinations and Other Issuances.  If the Company shall at any time after the Date of Issuance but prior to the Expiration Date  subdivide its shares of capital stock of the same class as the Warrant Shares, by split-up or otherwise, or combine such shares of capital stock, or issue additional shares of capital stock as a dividend with respect to any shares of such capital stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 2(a)(1) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

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Adjustments for Other Dividends and Distributions.  In the event the Company at any time or from time to time after the Date of Issuance shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Purchaser shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Purchaser would have been entitled to receive had this Warrant been exercised on the date of such event and had the Purchaser thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Purchaser.

Reorganizations or Mergers.  In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 2(a)(1) above) that occurs after the Date of Issuance, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Purchaser, so that the Purchaser shall thereafter have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and/or other securities or property (including, if applicable, cash) receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Warrant Shares by the Purchasers immediately prior to such reclassification, reorganization or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Purchaser so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate Exercise Price shall remain the same (and, for the avoidance of doubt, this Warrant shall be exclusively exercisable for such shares of stock and/or other securities or property from and after the consummation of such reclassification or other change in the capital stock of the Company).

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(b) Notice to Holder.  If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Change of Control or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to a holder a notice of such transaction at least 15 business days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(d) Treatment of Warrant upon a Change of Control.

(1) In the event of a Change of Control in which the consideration to be received by the Company's stockholders consists solely of cash, solely of Marketable Securities (as defined below) or a combination of cash and Marketable Securities (a "Cash/Public Change of Control"), if this Warrant is outstanding upon the consummation of such Cash/Public Change of Control then (i) if the Fair Market Value of one share of Common Stock (as determined in accordance with Section 1(c)) is greater than the then applicable Exercise Price, this Warrant may be exercised at the election of the Purchaser on a net exercise issue basis pursuant to Section 1(c) as of immediately prior to such Cash/Public Change of Control and (ii) if the Fair Market Value of one share of Common Stock (as determined in accordance with Section 1(c)) is less than or equal to the then applicable Exercise Price, this Warrant will expire immediately prior to the consummation of such Change of Control; provided that during the term of this Warrant, each of the Company's outstanding warrants will be treated in the same manner as above subject to the terms of such outstanding warrants existing on the Date of Issuance.

(2) If, at any time while this Warrant is outstanding, the Company consummates a Change of Control that is not a Cash/Public Change of Control, then a holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Change of Control if it had been, immediately prior to such Change of Control, a holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The Company shall not effect any such Change of Control unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder, such Alternate Consideration as, in accordance with the foregoing provisions, the holder may be entitled to purchase, and the other obligations under this Warrant.

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(3) As used in this Warrant, a "Change of Control" shall mean (i) a merger or consolidation of the Company with another corporation (other than a merger effected exclusively for the purpose of changing the domicile of the Company), (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting shares of capital stock of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company, or (iv) a "person" or "group" (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or  indirectly at least a majority of the voting power of the capital stock of the Company.

(4) As used in this Warrant, "Marketable Securities" means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act, and is then current in its filing of all required reports and other information under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by the holder in connection with the Change of Control were the holder to exercise this Warrant on or prior to the closing thereof is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, and (iii) following the closing of such Change of Control, the holder would not be restricted from publicly re-selling all of the issuer's shares and/or other securities that would be received by the holder in such Change of Control were the holder to exercise or convert this Warrant in full on or prior to the closing of such Change of Control, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six months from the closing of such Change of Control.

2. NO FRACTIONAL SHARES.  No fractional Warrant Shares or scrip representing fractional shares will be issued upon exercise of this Warrant.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one Warrant Share.

3. NO STOCKHOLDER RIGHTS.  Until the exercise of this Warrant or any portion of this Warrant, the Purchaser shall not have, nor exercise, any rights as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company) except as provided in Section 9 below.

4. RESERVATION OF STOCK.  The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Shares (or other securities) upon the exercise of this Warrant.

5. MECHANICS OF EXERCISE.

(a) Delivery of Warrant Shares Upon Exercise.  This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of the Company together with payment in full of the Exercise Price (unless the Purchaser has elected to Net Exercise) then in effect with respect to the number of Warrant Shares as to which the Warrant is being exercised.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  Warrant Shares purchased hereunder shall be transmitted by the Company's transfer agent to the holder by crediting the account of the holder's prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the holder or (B) the shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the holder in the Notice of Exercise by the end of the day on the date that is three trading days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price (unless exercised by means of a cashless exercise pursuant to Section 1(c).  The Warrant Shares shall be deemed to have been issued, and the holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by Net Exercise) and all taxes required to be paid by the holder, if any, prior to the issuance of such shares, having been paid.

5

(b) Holder's Exercise Limitations.  A holder shall not have the right to exercise this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the holder (together with the holder's affiliates, and any other persons acting as a group together with the holder or any of the holder's affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Company is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this section 5(b) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the holder, and the submission of a Notice of Exercise shall be deemed to be the holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercise of the Warrant that are not in compliance with the Beneficial Ownership Limitation.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 5(b), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written request of a holder, the Company shall within three trading days confirm in writing to the holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The "Beneficial Ownership Limitation" shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(b) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

6

6. CERTIFICATE OF ADJUSTMENT.  Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall, at its expense, promptly deliver to the Purchaser a certificate of an officer of the Company setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

7. COMPLIANCE WITH SECURITIES LAWS.

(a) The Purchaser understands that this Warrant and the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Purchaser represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(b) Prior and as a condition to the sale or transfer of the Warrant Shares issuable upon exercise of this Warrant, the Purchaser shall furnish to the Company such certificates, representations, agreements and other information, including an opinion of counsel, as the Company or the Company's transfer agent reasonably may require to confirm that such sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, unless such Warrant Shares are being sold or transferred pursuant to an effective registration statement.

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(c) The Purchaser acknowledges that the Company may place a restrictive legend on the Warrant Shares issuable upon exercise of this Warrant in order to comply with applicable securities laws, unless such Warrant Shares are otherwise freely tradable under Rule 144 of the Securities Act.

8. REPLACEMENT OF WARRANTS.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. NO IMPAIRMENT.  Except to the extent as may be waived by the holder of this Warrant, the Company will not, by amendment of its charter or through a Change of Control, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser against impairment.

10. TRADING DAYS.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be other than a day on which the Common Stock is traded on the Nasdaq Capital Market, or, if the Nasdaq Capital Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded,  then such action may be taken or such right may be exercised on the next succeeding day on which the Common Stock is so traded.

11. TRANSFERS; EXCHANGES.  (a) Subject to compliance with applicable federal and state securities laws and Section 8 hereof, this Warrant may be transferred by the Purchaser with respect to any or all of the Warrant Shares purchasable hereunder.  For a transfer of this Warrant as an entirety by Purchaser, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Purchaser, the Company shall issue a new Warrant of the same denomination to the assignee.  For a transfer of this Warrant with respect to a portion of the Warrant Shares purchasable hereunder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Purchaser, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Purchaser, and shall issue to the Purchaser a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(b) This Warrant is exchangeable, without expense, at the option of the Purchaser, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the denominations in which new warrants are to be issued to the Purchaser and signed by the Purchaser hereof.  The term "Warrants" as used herein includes any warrants into which this Warrant may be divided or exchanged.

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12. MISCELLANEOUS.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without the application of principles of conflicts of laws that would result in any law other than the laws of the State of New York.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:  (a) if to the Company, at Orgenesis Inc., 20271 Goldenrod Lane, Germantown, Maryland 20876, Attention: Neil Reithinger, CFO; Facsimile: (480) 659-6407, Email: neil.r@orgenesis.com;  with a copy to (which shall not constitute notice) Pearl Cohen Zedek Latzer Baratz, LLP, 1500 Broadway, 12th Floor, New York, New York 10036; Attention: Mark Cohen, Esq.; Facsimile: (646) 878-0801, E-Mail:  MCohen@pearlcohen.com and (b) if to the Purchaser, at such address or addresses (including copies to counsel) as may have been furnished by the Purchaser to the Company in writing.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

[Signature Page Follows]

9

IN WITNESS WHEREOF, this Common Stock Purchase Warrant is issued effective as of the date first set forth above.

ORGENESIS INC.

By:_______________________________________________

Name:

Title:

Signature Page to Warrant No. 2020-«Warrant No»

EXHIBIT A

NOTICE OF INTENT TO EXERCISE

(To be signed only upon exercise of Warrant)

To: Orgenesis Inc.

The undersigned, the Purchaser of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (________) shares of Common Stock of Orgenesis Inc. and (choose one)

__________ herewith makes payment of ___________________________ Dollars ($_________) thereof

or

__________ elects to Net Exercise the Warrant pursuant to Section 1(b)(2) thereof.

The undersigned requests that the certificates or book entry position evidencing the shares to be acquired pursuant to such exercise be issued in the name of, and delivered to __________________________________________, whose address is ____________________________________________________________________________________________________.

By its signature below the undersigned hereby represents and warrants that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof, including Section 9 thereof.

DATED: ___________________________

(Signature must conform in all

respects to name of the Purchaser

as specified on the face of the

Warrant)

«Purchaser»

Address:____________________________________

EXHIBIT B

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED, «Purchaser» (the "Assignor") hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of Orgenesis Inc. (the "Company") covered thereby set forth below, to the following "Assignee" and, in connection with such transfer, represents and warrants to the Company that the transfer is in compliance with Section 9 of the Warrant and applicable federal and state securities laws:

NAME OF ASSIGNEE	ADDRESS/FAX NUMBER

Number of shares:
Dated:___________________________________	Signature:____________________________________ Witness:_____________________________________

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the Warrant as of the date hereof, including Section 9 thereof.

Signature:__________________________________________

By: ________________________________________________

Its:_________________________________________________

Address:
__________________________
__________________________
__________________________

APPENDIX I

PURCHASER QUESTIONNAIRE

PURCHASER QUESTIONNAIRE

To: Orgenesis Inc.

This Purchaser Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.0001 per share, and shares of common stock that may be issued upon exercise of certain warrants (collectively, the "Securities"), of Orgenesis Inc., a Nevada corporation (the "Corporation").  The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:______________________________________________________________________

 (Number and Street)

City: _________________ State: _____ Zip Code: ___________

Telephone Number: _______________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _________________________

State of formation: _____________________ Approximate Date of formation: __________________

Were you formed for the purpose of investing in the securities being offered?

Yes [ ]	No [ ]

If an individual:

Residence Address: ___________________________________________________________________

 (Number and Street)

City: _________________ State: _____ Zip Code: ___________

Telephone Number: _______________________

Age: _________________ Citizenship: _________ Where registered to vote: _______

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes	No

Social Security or Taxpayer Identification No.: ________________

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

[ ]	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

[ ]	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

[ ]	(3)	An insurance company as defined in Section 2(13) of the Securities Act;

[ ]	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

[ ]	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

[ ]	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

[ ]	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

[ ]	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

[ ]	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

[ ]	(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

[ ]	(11)	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person's primary residence);

[ ]	(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

[ ]	(13)	An executive officer or director of the Corporation;

[ ]	(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1. During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes  [   ]                              (If yes, please continue to Question 1.a)

No    [   ]                             (If no, please continue to Question 2)

a) If your answer to Question 1 was "yes", was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the "SEC"); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes  [   ]                              No    [   ]

2. Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes  [   ]                                 (If yes, please continue to Question 2.a)

No    [   ]                                (If no, please continue to Question 3)

a) If your answer to Question 2 was "yes", does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes  [   ]                              No    [   ]

3. Are you subject to any final order2 of any governmental commission, authority, agency or officer3(2) related to any securities, insurance or banking matter?

Yes  [   ]                                 (If yes, please continue to Question 3.a)

No    [   ]                                (If no, please continue to Question 4)

a)            If your answer to Question 3 was "yes":

i) Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes  [   ]                              No    [   ]

ii) Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes  [   ]                              No    [   ]

4. Are you subject to any SEC disciplinary order?4(3)

Yes  [   ]                                 (If yes, please continue to Question 4.a)

No    [   ]                                (If no, please continue to Question 5)

a) If your answer to Question 4 was "yes", does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5. Are you subject to any SEC cease and desist order entered within the past five years?

Yes  [   ]                                 (If yes, please continue to Question 5.a)

No    [   ]                                (If no, please continue to Question 6)

a) If your answer to Question 5 was "yes", does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws5 or (ii) Section 5 of the Securities Act?

2 A "final order" is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.

3 You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

4 You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the "Advisers Act").

5 Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.

Yes  [   ]                              No  [   ]

6. Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes  [   ] (If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)6

No   [   ]  (If no, please continue to Question 7)

7.  Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes  [   ]                                 (If yes, please continue to Question 7.a)

No   [   ]                                 (If no, please continue to Question 8)

a)            If your answer to Question 7 was "yes":

i) During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes  [   ]                              No    [   ]

ii) Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes  [   ]                              No    [   ]

8. Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes  [   ]                              No    [   ]

9. Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes  [   ]                              No    [   ]

10. Describe any facts or circumstances that caused you to answer "yes" to any Question (indicating the corresponding Question number).  Attach additional pages if necessary.

6 In providing additional information, please explain whether or not the suspension or expulsion resulted from "any act or omission to act constituting conduct inconsistent with just and equitable principles of trade."

A. FOR EXECUTION BY AN INDIVIDUAL:

By:___________________________________________

Print Name:____________________________________

__________________
Date

B. FOR EXECUTION BY AN ENTITY:

Entity Name:__________________________________

By:_______________________________________

Print Name:________________________________

Title:______________________________________

_____________________
Date

C. ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:__________________________________

By:______________________________________

Print Name:________________________________

Title:______________________________________

______________________
Date

Entity Name:__________________________________

By:_______________________________________

Print Name:________________________________

Title:_______________________________________

______________________
Date

APPENDIX II

SELLING STOCKHOLDER QUESTIONNAIRE

APPENDIX II

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

ORGENESIS INC.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT:  IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the "Purchasers") electing to purchase shares of Common Stock ("Common Stock") of Orgenesis Inc. (the "Company") pursuant to the Securities Purchase Agreement by and among the Company and the Purchasers (the "Purchase Agreement") to which this Questionnaire is an Appendix.  This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-3 being prepared by the Company for filing with the United States Securities and Exchange Commission (the "SEC") pursuant to the Registration Rights Agreement entered into by and among the Company and the Purchasers (the "Registration Rights Agreement") in connection with the Purchase Agreement.  The Company must receive a completed Questionnaire from each Purchaser in order to include such Purchaser's shares of Common Stock in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process.  The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information.  Accordingly, Purchasers are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating "None" or "Not Applicable" where appropriate.  Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue

New York, NY 10017

Attn:  Alan Langer

Fax:  (212) 692-6213

ajlanger@mintz.com

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any material changes that may occur to your situation.  If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact Alan Langer at: (212) 692-6213.

PART I - STOCK OWNERSHIP

Item 1.  Beneficial Ownership.

 a.  Deemed Beneficial Ownership.  Please state the amount of securities of the Company you own on the date you complete this Questionnaire.  (If none, please so state in each case.)

 Number of Shares of

Amount Beneficially Owned1 Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the "beneficial owner"1:

Total Shares:__________________________________________________________________

Of such shares:

 Shares as to which you have sole

 voting power:                                                                                    ___________________

 Shares as to which you have shared

 voting power:                                                                                    ___________________

 Shares as to which you have sole

 investment power:                                                                             ___________________

 Shares as to which you have shared

 investment power:                                                                             ___________________

 Shares which you will have a right to

 acquire before 60 days

 after the date you complete this questionnaire

 through the exercise of

 options, warrants or otherwise:                                                          ___________________

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

 Answer:

If so, please describe.

b. Pledged Securities.  If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

 Answer:

c. Disclaimer of Beneficial Ownership.  Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

 Answer:

 If the answer is "Yes", please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of	Relationship of	Number of Shares
Actual Beneficial Owner	Such Person To	YouBeneficially Owned

d. Shared Voting or Investment Power over Securities.  Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

 If the answer is "Yes", please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of	Relationship of	Number of Shares
Beneficial Owner	Such Person To You	Beneficially Owned

Item 2.  Major Shareholders.  Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company's Common Stock.

 Answer:

Item 3.  Change of Control.  Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

 Answer:

Item 4.  Relationship with the Company.  Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

 Nature of

 Name Relationship

Item 5.  Broker-Dealer Status.  Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Exchange Act?

[  ] Yes.

[  ]  No.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.

a. If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

 Answer:

Note:  if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

b. Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

[   ]  Yes.

[   ]   No.

If so, please answer the remaining questions in this section.

i. Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii. If the Common Stock were received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

iii. If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the prospectus.

Item 6.  Nature of Beneficial Holding.  The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Registration Rights Agreement).

a. Is the Purchaser a natural person?

 [   ] Yes.

 [   ] No.

b. Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

 [   ] Yes.

 [   ] No.

c. Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

 [   ] Yes.

 [   ] No.

 If a subsidiary, please identify the publicly held parent entity:

d. If you answered "no" to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the "Controlling Entity"). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

PART II - CERTAIN TRANSACTIONS

Item 7.  Transactions with the Company.  If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since December 1, 2017, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is "none", please so state.

 Answer:

Item 8.  Third Party Payments.  Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

 Answer:

PART III - PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.  The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

• through brokers, dealers or underwriters that may act solely as agents;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

• broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

• a combination of any such methods of disposition; and

• any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, or any other exemptions from registration, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

 In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act and the rules of the Financial Industry Regulatory Authority (FINRA).

We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the shares.  The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling securityholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling securityholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares.  We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

 We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) the date that is five years from the date it is declared effective by the Commission and (b) the date on which all securities under such Registration Statement have ceased to be Registrable Securities.

* * *

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

______________Agree _____ Disagree

(If left blank, response will be deemed to be "Agree".)

SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement.  If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect (other than based on the number of shares of common stock held by the undersigned or its affiliates), the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information.  Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct; provided, that the undersigned shall have no obligation to update the number of shares of common stock held by the undersigned or its affiliates unless specifically requested by the Company in writing.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:  _______________________

Date:  __________, 2020 Signature:  _______________________________

Print Name:  ______________________________

Title (if applicable):  ________________________

Address:  _________________________________

_________________________________________
Street

______________________________________
City                  State              Zip Code

______________________________________
Telephone Number

______________________________________
Facsimile Number

FOOTNOTES

1. Beneficial Ownership.  You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security.  You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

 You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

 Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares.  Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you.  In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

 This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2. Associate.  The term "associate", as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary.  The term "relative of yours" as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

 Please identify your associate referred to in your answer and indicate your relationship.

3. Immediate Family.  The members of your "immediate family" are deemed to include the following:  your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

4. Transactions.  The term "transaction" is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value.  Please note that indirect as well as direct material interests in transactions are to be disclosed.  Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

APPENDIX III

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of January 20, 2020, by and among Orgenesis Inc., a Nevada corporation (the "Company"), and the investors signatory hereto (each a "Purchaser" and collectively, the "Purchasers").

RECITAL

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of January 20, 2020, among the Company and the Purchasers (the "Purchase Agreement").

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

SECTION 1.

DEFINITIONS

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

"Advice" has the meaning set forth in Section 7(c).

"Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

"Agreement" has the meaning set forth in the preamble.

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Closing Date" has the meaning set forth in the Purchase Agreement.

"Commission" means the United States Securities and Exchange Commission, or any successor entity or entities, including, if applicable, the staff of the Commission.

"Common Stock" means the common stock, par value $0.0001 per share, of the Company.

"Company" has the meaning set forth in the preamble.

"Effective Date" means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

"Effectiveness Deadline" means, with respect to the Initial Registration Statement or the New Registration Statement, the 90th calendar day following the Closing Date (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the 120th calendar day following the Closing Date); provided, however, if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next day on which the Commission is open for business.

"Effectiveness Period" has the meaning set forth in Section 2(b).

"Event" has the meaning set forth in Section 2(c).

"Event Date" has the meaning set forth in Section 2(c).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Filing Deadline" means, with respect to the Initial Registration Statement, the 60th calendar day following the Closing Date; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

"FINRA" has the meaning set forth in Section 3(j).

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities, but only if such holder is a Purchaser or any assignee thereof in accordance with Section 7(k).

"Indemnified Party" has the meaning set forth in Section 6(c).

"Indemnifying Party" has the meaning set forth in Section 6(c).

"Initial Registration Statement" means the initial Registration Statement filed pursuant to Section 2(a).

"Liquidated Damages" has the meaning set forth in Section 2(c).

"Losses" has the meaning set forth in Section 6(a).

"New Registration Statement" has the meaning set forth in Section 2(a).

"Permitted Transferee" means (a) any Affiliate of such Purchaser or a parent holding company of such Purchaser, and (b) any other transferee with the prior written consent of the Company, provided that (i) the Purchasers shall have, within five (5) days prior to such transfer, furnished to the Company written notice of the name and address of such permitted transferee, details of its status as a permitted transferee and details of the Registrable Securities to be transferred, and (ii) the permitted transferee, prior to or simultaneously with such transfer, shall have agreed in writing to be subject to and bound by all restrictions and obligations set forth in this Agreement as though it were a Purchaser hereunder.

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"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Purchaser" or "Purchasers" has the meaning set forth in the preamble.

"Registrable Securities" means (i) the Shares issued pursuant to the Purchase Agreement, (ii) the Underlying Shares issuable upon exercise of the Warrants issued pursuant to the Purchase Agreement and (iii) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Shares or the Underlying Shares; provided that with respect to a particular Holder, such Holder's Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information requirement thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter of counsel for the Company to such effect, addressed, delivered and acceptable to the transfer agent for the Common Stock.

"Registration Statement" means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), including (in each case) the amendments and supplements to each such Registration Statements, including pre- and post-effective amendments thereto, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

"Remainder Registration Statements" has the meaning set forth in Section 2(a).

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"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Guidance" means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff; provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the Commission and (ii) the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Shares" has the meaning set forth in the Purchase Agreement.

"Staff" has the meaning set forth in Section 2(a).

"Trading Day" means any day on which the Common Stock is traded on the Trading Market.

"Trading Market" means the Nasdaq Capital Market, or, if the Nasdaq Capital Market is not the principal trading market for the Common Stock, the principal securities exchange or securities market on which the Common Stock is then traded.

"Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

"Underlying Shares" shall have the meaning set forth in the Purchase Agreement.

"Warrants" shall have the meaning set forth in the Purchase Agreement.

SECTION 2.

REGISTRATION

On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the "Initial Registration Statement"). The Initial Registration Statement shall be on Form S-3 (except that if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale the Registrable Securities as a secondary offering) subject to the provisions of Section 2(e) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a "Plan of Distribution" section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission).

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Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement or that any Holder must be named as an underwriter in the Registration Statement, the Company agrees to promptly (x) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (y) withdraw the Initial Registration Statement and file a new registration statement (a "New Registration Statement"), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09, in each case without naming any Holder as an underwriter in the Registration Statement.  Each Purchaser shall have the right to comment or have their counsel comment on any written submission made to the staff of Commission (the "Staff") with respect to any disclosure specifically relating to such Purchaser. No such written submission shall be made to the Staff containing disclosure specifically relating to such Purchaser to which such Purchaser's counsel reasonably objects.

Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering without naming any Holder as an underwriter (and notwithstanding that the Company used reasonable best efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the Registrable Securities to be registered on such Registration Statement will be reduced (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders), subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. Any reduction of Registrable Securities pursuant to this Section 2(a)(ii) shall occur only after all securities that are not Registrable Securities, if any, are first removed from such Registration Statement. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (x) or (y) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the "Remainder Registration Statements").  No Holder shall be named as an "underwriter" in any Registration Statement without such Holder's prior written consent.

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The Company shall use its reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed," or not be subject to further review and the effectiveness of such Registration Statement may be accelerated), and, subject to Section 2(e), shall use its reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act for so long as the securities registered for resale thereunder retain their character as "Registrable Securities" (the "Effectiveness Period"). The Company shall promptly notify the Holders via facsimile or electronic mail of the effectiveness of a Registration Statement or any post-effective amendment thereto on or before the first Trading Day after the date that the Company telephonically confirms effectiveness with the Commission. The Company shall, by 9:30 a.m. New York time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date and except for the reasons as set forth in Section 3(j), (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order or the Company's failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason (other than due to a change in the "Plan of Distribution" or the inaccuracy of any information regarding the Holders), in each case, for more than an aggregate of 30 consecutive days or 45 calendar days (which need not be consecutive days) during any 12-month period (other than as a result of a breach of this Agreement by a Holder) (any such failure or breach in clauses (i) through (iii) above being referred to as an "Event," and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 30 consecutive day period or 45 calendar day period, as applicable, is exceeded, being referred to as an "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) within five (5) Business Days after an Event Date, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on such Event Date; and (y) on each 30-day anniversary (or pro rata portion thereof) following any Event Date (including, for the avoidance of doubt, a failure in clause (i), in which case each 30-day anniversary shall be measured commencing on the 31st day following such Event Date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by such Holder. The amounts payable pursuant to the foregoing clauses (x) and (y) are referred to collectively as "Liquidated Damages." The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period and in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, 5.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement and (2) in no event shall the Company be liable in any 30-day period for Liquidated Damages under this Agreement in excess of 1.0% of the aggregate purchase price paid by the Holders pursuant to the Purchase Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within 30 Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. Unless otherwise specified in this Section 2(c), the Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(c) in accordance with applicable law.  The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to Rule 415 under the Securities Act from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(c) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company's failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).

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Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not later than the Closing Date. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any reasonable requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its reasonable best efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

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In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

SECTION 3.

REGISTRATION PROCEDURES

In connection with the Company's registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than three (3) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any similar or successor reports), (i) furnish to each Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, substantially in the form as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or three (3) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use reasonable best efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct such review. Notwithstanding the foregoing, the Company shall not be required to furnish to the Holders any prospectus supplement being prepare and filed solely to name new or additional selling securityholders unless such Holder is named in such prospectus supplement.  The Company shall not file any Registration Statement or Prospectus or any amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that the Company is notified of such objection in writing within the five (5) Trading Day or three (3) Trading Day period described above, as applicable, and provided further, that no such delay in filing shall result in any Liquidated Damages under Section 2(c).

(b) (i)  Subject to Section 3(i), prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible notify the Holders of such comments and provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as "Selling Stockholders" but the Company need not provide any comments to the Holders that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement until such time as all of such Registrable Securities cease to be Registrable Securities or shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that in the event the Company informs the Holders in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities, the Company shall deliver to the Holders a copy of the Prospectus in electronic format and each such Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities, and each Holder agrees to dispose of Registrable Securities in compliance with the "Plan of Distribution" described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

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(c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible via facsimile or electronic mail (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement (but only to the extent notice is required under Section 3(a) above) or post-effective amendment to any Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of any Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to such Holder as a Selling Stockholder or to the Plan of Distribution, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as "Selling Stockholders" or the "Plan of Distribution"; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of, or in anticipation of, any acquisition, financing activity, regulatory developments or other material transaction involving the Company, or any other event or condition of similar significance to the Company, for which allowing the continued availability of a Registration Statement or Prospectus would be, in the good faith determination of the Board of Directors, materially detrimental to the Company; provided, that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder's agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

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(d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to the Holders, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent reasonably requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission's EDGAR system.

(f) Promptly deliver to the Holders, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Person may reasonably request.  Subject to Section 7(c) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to the resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as such Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

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(h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates or book-entry statements shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period without incurring liability for Liquidated Damages otherwise required pursuant to Section 2(c).

(j) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority, Inc. ("FINRA") affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information with respect to the Holder as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Trading Days of the Company's request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company; provided, however, if the failure of the Holder to furnish the required information results the occurrence of an Event under Section 2(c), any Liquidated Damages that are accruing at such time shall be tolled and any such Event that occurs as a result thereof shall be suspended until such time as the Holder furnishes such information.

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(k) The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as reasonably requested by any such Holder, and the Company shall pay the filing fee required for the first such filing within five (5) Business Days of the request therefor.

(l) Cause all such Registrable Securities to be listed on the Trading Market on which similar securities issued by the Company are then listed.

SECTION 4.

HOLDER'S OBLIGATIONS

 The Holders agree, by acquisition of the Registrable Securities, that the Holders shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holders have furnished the Company with all material information required to be set forth in the Purchaser Questionnaire and Selling Stockholder Questionnaire pursuant to the Purchase Agreement.

SECTION 5.

REGISTRATION EXPENSES

 All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the principal trading market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company pursuant to Section 3(k) hereof, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  The Holders shall bear the cost of all underwriting discounts and selling commissions associated with any sale of Registrable Securities and shall pay all of its own costs and expenses, including, without limitation, all fees and disbursements to counsel (and any other advisors) of the Holders and any stock transfer taxes.  In no event shall the Company be responsible for any broker or similar commissions of any Holder.

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SECTION 6.

INDEMNIFICATION

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each Holder, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, amounts paid in settlement in accordance with Section 6(c) hereof, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holders have approved Annex A hereto for this purpose), or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement, except to the extent, but only to the extent, that (1) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), related to the use by such Holder of an outdated or defective Prospectus after the Company has validly notified such Holder in writing (in accordance with Section 7(c) below) that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as defined below) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware arising from or in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holder.  Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, partners, members, stockholders or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein and such untrue statement or alleged untrue statement or omission or alleged omission had not been corrected in such Prospectus or in any amendment or supplement thereto prior to, or concurrently with, the sale of Registrable Securities to the person asserting the applicable claim or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has validly notified such Holder in writing (in accordance with Section 7(c) below) that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder (together with any liability under Section 6(d)) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c) Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or the Indemnifying Party does not, upon assuming the defense of such Proceeding, conduct the defense of such claim actively and diligently; (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party; (4) the claim is based upon any Proceeding, indictment, allegation or investigation of a criminal nature; or (5) the claim seeks an injunction or non-monetary or equitable relief against the Indemnified Party, other than any such claim that is incidental to the primary claim or claims and not material (in the case of clauses (2)-(5), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties pursuant to this Section 6(c) except in the case of clause (3) above.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and such settlement does not require any Indemnified Party to perform any covenant or refrain from engaging in any activity or include any non-monetary limitation on the actions of any Indemnified Party or any of its affiliates or any admission of fault, violation, culpability, malfeasance or nonfeasance by, or on behalf of, or liability on behalf of, any such Indemnified Party.

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Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent there is a final, non-appealable judicial determination that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution.  If a claim for indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise) or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms.

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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

SECTION 7.

MISCELLANEOUS

(a) Piggy-Back Registrations.  If at any time during the Effectiveness Period, except as contemplated by Section 2(a) hereof, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, and even if there is such an effective Registration Statement covering all of the Registrable Securities, in the event that such offering for its own account or the account of others is to be underwritten, then the Company shall deliver to each Holder a written notice of such determination and, if within 15 days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of any Registrable Securities such Holder requests to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7(a) prior to the effectiveness of such registration whether or not the Holders have elected to include securities in such registration.

(b) Rule 144 Compliance.  With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:

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use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, at any time when the Company is subject to such reporting requirements; and

furnish to any Holder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company with the Commission as such Holder may reasonably request in connection with the sale of Registrable Securities without registration (in each case to the extent not readily publicly available).

(c) Discontinued Disposition.  The Holders agree by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Compliance.  Subject to the Company's compliance with its obligations set forth in Section 3(b), the Holders covenant and agree that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e) Furnishing of Information.  The Holders shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(f) Termination of Rights.  For the avoidance of doubt, it is expressly agreed and understood that (i) in the event that there are no Registrable Securities outstanding as of a Filing Deadline, then the Company shall have no obligation to file, cause to be declared effective or to keep effective any Registration Statement hereunder (including any Registration Statement previously filed pursuant to this Agreement) and (ii) all rights granted to the Holders hereunder (including the rights set forth in Sections 7(a) and 7(b)), shall terminate in their entirety effective on the first date on which there shall cease to be any Registrable Securities outstanding.

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(g)  Waivers and Amendments.  No provision of this Agreement may be waived, amended, modified or supplemented except in a written instrument signed by the Company and the Holders or Holders (as applicable) of no less than a majority of the then outstanding Registrable Securities or, if such amendment, modification or supplement shall affect a Holder in a manner disproportionate from other Holders then the signature of such Holder shall be required, provided that any party may give a waiver as to itself.  The Company shall provide prior written notice to the Holders of any proposed waiver, amendment, modification or supplement.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(h) Governing Law; Submission to Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(i) Remedies.  In the event of a breach by the Company or by the Holders of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and the Holders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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(j) Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Orgenesis Inc.

20271 Goldenrod Lane

Germantown, Maryland 20876

Attention: Neil Reithinger, CFO

Facsimile: (480) 659-6407

with a copy (which shall not constitute notice) to:

Pearl Cohen Zedek Latzer Baratz, LLP

1500 Broadway, 12th Floor

New York, New York 10036

Attention: Mark Cohen, Esq.

Facsimile: (646) 878-0801

And

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C

666 Third Avenue

New York, New York 10017

Attention: Jeffrey Schultz, Esq.

Facsimile: (212) 983-3115

if to a Purchaser: To the address set forth under such Purchaser's name on the signature pages hereto if to any other Person who is

then the registered Holder: To the address of such Holder as it appears in the stock transfer books of the Company

, or to such other person, at such other place or in such manner as one party shall designate to other party in writing.

(k) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder or Holders (as applicable) of a majority of the then outstanding Registrable Securities (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company's assets). The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by the Holders to a Permitted Transferee of such Holder, but only if (i) such Holder agrees in writing with such Permitted Transferee to assign such rights and related obligations under this Agreement, and for such Permitted Transferee to assume such obligations, and a copy of such agreement is furnished to the Company, (ii) the Company is furnished with written notice of the name and address of such Permitted Transferee and the securities with respect to which such registration rights are being transferred or assigned, (iii) such Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained herein, and (iv) such Permitted Transferee is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

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(l) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m) Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

[signature page follows]

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 IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

 COMPANY:

 ORGENESIS INC.

 By:   /s/ Vered Caplan

 Name:  Vered Caplan

 Title:  CEO

REGISTRATION RIGHTS AGREEMENT

 PURCHASERS:

THE PHOENIX INSURANCE COMPANY LTD.

 By:   /s/ Dan Kerner

 Name:  Dan Kerner

 Title:  Head of Nostro

 By:   /s/ Haggai Schrieber

 Name:  Haggai Schrieber

 Title:  CIO

 Address: 53 Derech Hashalom Street

                   Givatayim, Israel

REGISTRATION RIGHTS AGREEMENT

 PURCHASERS:

SHUTFUT-MENAYOT CHUL-HAPHOENIX AMITIM

 By:   /s/ Haggai Schrieber

 Name:  Haggai Schrieber

 Title:  CIO

 By:   /s/ Eli Schwartz

 Name:  Eli Schwartz

 Title:  CFO

 Address: 53 Derech Hashalom Street

                   Givatayim, Israel

REGISTRATION RIGHTS AGREEMENT

 PURCHASERS:

SPHERA GLOBAL HEALTHCARE MASTER FUND

 By:   /s/ Doron Breen

 Name:  Doron Breen

 Title:  Director

 Address:

 21 Ha'arbaa Street

 4th Floor

 Tel Aviv, Israel 6473921

REGISTRATION RIGHTS AGREEMENT

 PURCHASERS:

SPHERA BIOTECH MASTER FUND, LP

 By:   /s/ Doron Breen

 Name:  Doron Breen

 Title:  Director of GP

 Address:

 21 Ha'arbaa Street

 4th Floor

 Tel Aviv, Israel 6473921

REGISTRATION RIGHTS AGREEMENT

 PURCHASERS:

 IDEA LP

 By:   /s/ Hani Lerman

 Name:  Hani Lerman

 Title:  CFO

 Address: Hachoshlim 6 Herzliya, Israel

REGISTRATION RIGHTS AGREEMENT

ANNEX A

PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.  The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

• through brokers, dealers or underwriters that may act solely as agents;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

• broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

• one or more underwritten offerings on a firm commitment or best efforts basis;

• a combination of any such methods of disposition; and

• any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon being notified in writing by the selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

 In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended, during such time as it may be engaged in a distribution of the shares.  The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  The selling stockholders reserve the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares.  We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

 We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or pursuant to Rule 144 of the Securities Act, (b) the date on which the shares of common stock covered by this prospectus may be sold by non-affiliates without any volume or manner of sale restrictions or current public information requirement pursuant to Rule 144 of the Securities Act, and (c) four years from the date of the Purchase Agreement.